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                                                                    EXHIBIT 21.1


Subsidiary                                     Jurisdiction of Organizaton
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
PGT Industries, Inc.*                          Florida




*PGT Industries, Inc. does business under its own name and under the names "PGT" and "PGT Industries."


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